EXHIBIT 99.11

Press Release
www.shire.com

Director/PDMR Shareholding

20 December, 2018 - Shire plc (LSE: SHP, NASDAQ: SHPG)

Notification of transactions by persons discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Susan Kilsby
2.	Reason for the notification
a)	Position / status	Chairman - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Kilsby’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	164
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Olivier Bohuon
2.	Reason for the notification
a)	Position / status	Senior Independent Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Acquisition of Ordinary Shares, being the part of Mr. Bohuon’s total fees that are paid in Ordinary Shares for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£44.31	140
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	LSE (TRQX)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Ian Clark
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Mr. Clark’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	44
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Gail Fosler
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Fosler’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	47
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Steven Gillis
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Dr. Gillis’ total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	49
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	David Ginsburg
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Dr. Ginsburg’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	44
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Sara Mathew
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Ms. Mathew’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	46
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Albert Stroucken
2.	Reason for the notification
a)	Position / status	Non-Executive Director - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Acquisition of ADSs, being the part of Mr. Stroucken’s total fees that are paid in ADSs for the period of service from October 1 to December 31, 2018.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$168.0470	63
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 19, 2018
f)	Place of the transaction	XNAS / XBOS / ARCX

Sarah Rixon
Senior Company Secretarial Assistant
For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

www.shire.com